UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2008 (January 30, 2008)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On January 30, 2008, the Board of Directors of Tennessee Commerce Bancorp, Inc. (the “Company”) approved and adopted an Amendment to the Company’s Bylaws (the “Amendment”) effective immediately. The Amendment clarifies that the Company has the authority to issue and transfer both certificated and uncertificated shares of Company common stock, in compliance with rules enacted by The NASDAQ Stock Market LLC (“NASDAQ”). The NASDAQ rules require all securities listed on NASDAQ to be eligible for a “direct registration program” operated by a clearing agency registered under Section 17a of the Securities Exchange Act of 1934, as amended.

                The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

                Item 9.01.  Financial Statements and Exhibits.

(a)          Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit 3.1              Amendment to the Bylaws of Tennessee Commerce Bancorp, Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ George W. Fort
George W. Fort
Chief Financial Officer

Date: February 5, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the Bylaws of Tennessee Commerce Bancorp, Inc.